SCHEDULE 14A
                                 (Rule 14a-101)

                     INFORMATION REQUIRED IN PROXY STATEMENT
                            SCHEDULE 14A INFORMATION

                       Proxy Statement Pursuant to Section
                        14(a) of the Securities Exchange
                         Act of 1934 (Amendment No. ___)

Filed by the registrant                     [X]
Filed by a party other than the registrant  [  ]

Check the appropriate box:
[   ]  Preliminary proxy statement.          [  ] Confidential, for use of the
                                                  Commission only (as permitted
                                                  by Rule 14a-6(e)(2))
[   ]  Definitive proxy statement.
[X]    Definitive additional materials.
[   ]  Soliciting material under rule 14a-12

                     CDC Nvest Tax Exempt Money Market Trust
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                (Name of Registrant as Specified in Its Charter)

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    (Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

Payment of filing fee (check the appropriate box):
[X]    No fee required.
[ ]    Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

(1)    Title of each class of securities to which transaction applies:

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(2)    Aggregate number of securities to which transaction applies:

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(3)    Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

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(4)    Proposed maximum aggregate value of transaction:

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(5)    Total fee paid:

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[ ] Fee paid previously with preliminary materials.

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[      ] Check box if any part of the fee is offset as provided by Exchange Act
       Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

(1)    Amount previously paid:

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(2)    Form, Schedule or Registration Statement No.:
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(3)    Filing Party:
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(4)    Date Filed:

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CDC NVEST FUNDS TRUST I / CDC NVEST FUNDS TRUST II
CDC NVEST CASH MANAGEMENT TRUST / CDC NVEST TAX EXEMPT MONEY MARKET TRUST OUTBOUND VOTE SOLICITATION SCRIPT

CONNECTED CALL

Introduction

Hello, my name is__________________, I am calling from Alamo on behalf of CDC NVEST Funds concerning recent proxy materials that were sent to you. May I please speak to ________________? We apologize for calling you at a time that may be viewed by some to be inappropriate. As you are probably aware, the President, the financial industry and government officials have encouraged everyone to resume normal business activities this week to minimize the economic impact of the recent tragedies.

To assure accuracy this call is being recorded.

I am calling to let you know that a shareholder meeting will be held on September 28th to vote on important proposals for the CDC Nvest Income Funds (or CDC Money Market Funds). That date is quickly approaching and every vote counts. If it is convenient for you, I can record your vote over the telephone right now. Is it convenient?

May I please have your name?

Have your received your package containing the proxy materials?

May I please have your address?

And finally the last 4 digits of your social security number?

Are you familiar with the proposals? May I assist you with any questions?

The Board of Trustees recommends that the shareholders of the funds vote in favor of all of the proposals. Would you like to vote in favor of the proposals as the Board recommends?

Your vote has been recorded. You have voted________________, is that correct?

In the next 72 hours a confirmation will be mailed to you. Thank you for your time.

CDC NVEST FUNDS TRUST I / CDC NVEST FUNDS TRUST II
CDC NVEST CASH MANAGEMENT TRUST / CDC NVEST TAX EXEMPT MONEY MARKET TRUST QUESTIONS AND ANSWERS:

WHY DID I RECEIVE THIS MATERIAL?
(CDC Nvest Funds Trust I - CDC Nvest Funds Trust II) (CDC Nvest Cash Management Trust - CDC Nvest Tax Exempt Money Market Trust) is holding a shareholder meeting on September 28th. As a shareowner in the Fund, you have the opportunity to voice your opinion on this matter.

WHO CAN VOTE ON A SHAREHOLDER PROPOSAL?
Persons who hold shares in a fund as of its "record date" are entitled to vote. The record date was July 31, 2001.

WHAT IS A SHAREHOLDER MEETING?
A shareholder meeting is an opportunity for a mutual fund's shareholders to evaluate and vote on proposed actions by the fund. As a practical matter, most shareholders do not physically attend a shareholder meeting.

WHEN AND WHERE IS THE SHAREHOLDER MEETING?
The shareholder meeting will be held at 2:00p.m. on September 28, 2001 at the offices of CDC IXIS Asset Management Distributors, L.P., at 399 Boylston Street, 10th floor, Boston, Massachusetts 02116.

WHAT IS A PROXY STATEMENT?
A proxy statement is a document that the Securities and Exchange Commission
(SEC) requires mutual funds to send to their shareholders to present proposals and provide material facts about issues on which shareholders will vote. Mutual funds are required to obtain shareholder votes before making certain kinds of changes. Those proposed changes are described in the proxy statement.

WHAT IS IN THE PROXY STATEMENT?
Mutual funds are required to obtain shareholder votes before making certain kinds of changes. Those proposed changes are described in the proxy statement.

WHAT AM I VOTING ON?
REFER TO COVER PAGE OF YOUR PROXY STATEMENT
-CDC Nvest Cash Management Rust/CDC Nvest Tax Exempt Money Market Trust -CDC Nvest Funds Trust I/CDC Nvest Funds Trust II

WHY DOES A SHAREHOLDER RECEIVE PROXY MATERIALS?
A shareholder receives proxy materials, a booklet that includes the proxy statement and one or more proxy cards-because, as the owner of the fund shares, he or she has a right to vote on important proposals concerning the fund.

HOW DOES MY FUND'S BOARD OF TRUSTEES WANT ME TO VOTE?
The Board of Trustees recommends that the shareholders of the funds vote in favor of the proposals.

WHY SHOULD I BOTHER TO VOTE?
Your vote makes a difference. If shareholders like you fail to vote their proxies, your fund may not receive enough votes to go forward with its meeting. If this happens, we'll have to mail proxies again - a costly proposition.

HOW DO I VOTE?
If you choose not to vote now over the phone, you may vote in any one of four ways:
-By Touch-tone Telephone. Just call the toll-free number given on your proxy card and follow the instructions to record your vote. Toll free number 1-800-597-7836

-By Internet. Just follow the instructions on our proxy card and vote online. HTTPS://VOTE.PROXY-DIRECT.COM
-By Mail. Complete the proxy card and mail it back in the postage-paid envelope. -In Person. Cast your vote at your fund's shareholder meeting.

HOW DO I VOTE BY TELEPHONE?
You need to use a touch-tone phone (not a dial phone). Then simply: Have your proxy card ready. Dial the toll-free number listed on your card. 1-800-597-7836 Enter the control number found on the card.
Follow the instructions you'll be given.

HOW DO I VOTE ON THE INTERNET?
Have your proxy card ready.
Click on to the site provided on your proxy card. HTTPS://VOTE.PROXY-DIRECT.COM Enter the control number found on your proxy card. Follow the instructions on our computer screen.

WHEN IS THE DEADLINE FOR RETURNING MY PROXY VOTE?
You should vote your proxy as soon as possible to make sure your fund receives enough votes to act on the proposals. If your fund doesn't receive enough votes, we'll have to solicit votes again. Shareholder proxy votes may be submitted until the day before each meeting. In addition, shareholders may vote in person at the meetings.

HOW DO I FILL OUT THE PROXY CARD?
The proxy card lists all the proposals being considered. Next to each one are boxes allowing you to vote For, Against, or to Abstain. Please review the proxy statement before deciding how you wish to vote. Then check one of the boxes next to each proposal. Once you have made your choice, sign your proxy card and return it in the postage-paid envelope provided.

SHOULD I SEND IN THE CARD AND VOTE BY  TELEPHONE/INTERNET  TOO?
No. Use just one method to vote. The only reason to vote again would be to change your prior vote.

WHY DID I RECEIVE DIFFERENT PROXY CARDS?
If your shares are registered differently and are in more than one account, you will receive more than one card. Be sure to vote all of your accounts to ensure that all of your shares are voted.

CAN I CHANGE MY VOTE?
You may revoke your proxy and change your vote. Your last vote will be the one counted.

IS MY VOTE KEPT CONFIDENTIAL?
Proxies and voting tabulation identifying shareholders are kept confidential by the Fund and will not be disclosed except as may be necessary to meet legal requirements.

WHAT IS THE TELEPHONE NUMBER FOR CUSTOMER SERVICE AT CDC NVEST?
1-800-225-5478.